UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 7, 2013 (December 31, 2012)

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)	87-0400335 (IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including zip code)

voice:  (713) 353-9400

fax:  (713) 353-9421

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On December 31, 2012, SCS Corporation Ltd. (“SCS”), a wholly-owned subsidiary of Hyperdynamics Corporation, closed the sale to Tullow Guinea Ltd (“Tullow”), a subsidiary of Tullow Oil plc, of a 40% gross interest in the Hydrocarbon Production Sharing Contract with the Republic of Guinea, dated September 22, 2006, as amended, in respect of a contract area offshore Guinea (the “PSC”).  SCS received $27 million from Tullow as reimbursement of past costs of SCS in the contract area, and Tullow has agreed to (i) carry SCS’s participating interests share of future expenses up to a gross expenditure cap of $100 million, from the date of entry into the next exploration period until 90 days after the drilling of the exploration well, and (ii) carry SCS’s share of costs associated with an appraisal well of the initial exploration well, if drilled, subject to a gross expenditure cap on the appraisal well of $100 million.  As security for this payment, Tullow Oil plc provided a Parent Company Guarantee.

In connection with the transaction, SCS, Tullow and Dana Petroleum (E&P) Limited (“Dana”) entered into a Joint Operating Agreement Novation and Amendment Agreement reflecting that as a result of the sale to Tullow, the interest of the parties in the PSC are SCS 37%, Dana 23%, and Tullow 40%, and that Tullow will be bound by the PSC and the Joint Operating Agreement previously entered into between SCS and Dana.  Tullow will assume all the respective liabilities and obligations of SCS in respect of the assigned 40% interest, and Tullow will become the operator.  SCS provided a Deed of Assignment to Tullow.  The Assignment was approved by Guinea’s Ministry of Mines and Geology by issuing an Arrêté.  The full text of the Joint Operating Agreement Novation and Amendment Agreement, the Deed of Assignment, the Parent Company Guarantee and Arrêté (English version and French version) are attached as exhibits 10.1, 10.2, 10.3, 10.4(a) and 10.4(b)  respectively, to this Report.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

As noted in Item 1.01 (which is incorporated herein by reference), SCS completed the sale of an interest in the PSC concerning the oil and gas concession offshore Guinea.  SCS received a $27 million payment at closing on December 31, 2012 that was made pursuant to the Agreement dated November 20, 2012 between SCS and Tullow.  The Agreement was filed as Exhibit 10 to the 8-K report filed by Hyperdynamics Corporation on November 20, 2012.

The pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X under the Securities Act of 1933, as amended, is included in this Report under Item 9.01.

Item 9.01                                           Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma financial information required is attached as Exhibit 99.1.  The sale of this 40% gross interest in the Hydrocarbon Production Sharing Contract with the Republic of Guinea will not be accounted for as a discontinued operation. SCS will have a 37% interest in this asset going forward.

(d)                                 Exhibits.

Exhibit Number	Description

Exhibit 10.1	Joint Operating Agreement Novation and Amendment Agreement dated December 31, 2012.

Exhibit 10.2	Deed of Assignment dated December 31, 2012.

Exhibit 10.3	Parent Company Guarantee dated December 31, 2012.

Exhibit 10.4(a)	Arrêté (English version)

Exhibit 10.4(b)	Arrêté (French version)

Exhibit 99.1	Unaudited pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: January 7, 2013	By:	/s/ Paul C Reinbolt
	Name:	Paul C Reinbolt
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Joint Operating Agreement Novation and Amendment Agreement dated December 31, 2012.

Exhibit 10.2	Deed of Assignment dated December 31, 2012.

Exhibit 10.3	Parent Company Guarantee dated December 31, 2012.

Exhibit 10.4(a)	Arrêté (English version)

Exhibit 10.4(b)	Arrêté (French version)

Exhibit 99.1	Unaudited pro forma financial information